Exhibit 99.1

Quarterly Operating Supplement Second Quarter 2007

1	Quarterly Operating Supplement for the Period Ended June 30, 2007 / Table of Contents

Radian Asset Assurance Inc.

Quarterly Operating Supplement

June 30, 2007

Introductory Note

This operating supplement presents financial information for Radian Asset Assurance Inc. (Radian) and its consolidated subsidiaries on a GAAP basis. Please visit our website at www.radian.biz on or about August 22, 2007 for selected statutory information.

Company Profile

Radian, founded in 1985 and rated AA by Standard & Poor’s, a division of The McGraw-Hill Companies (S&P), AA (Ratings Watch Negative) by Fitch Ratings (Fitch) and Aa3 by Moody’s Investor Service (Moody’s), is a leading financial guarantor of structured finance and public finance transactions. As a direct writer of financial guaranty insurance for municipal bonds, asset-backed securities and structured transactions, Radian plays an important role in extending the benefits of insurance to a broad range of institutions and securities issuers. Radian is also a leading provider of reinsurance to the major monoline financial guarantors. In addition, Radian provided Trade Credit reinsurance until 2005, when this line of business was placed in runoff.

Radian is a subsidiary of Radian Group Inc. (Radian Group) (NYSE: RDN), a global credit risk management company headquartered in Philadelphia with significant operations in both New York and London.

For more information regarding Radian and Radian Group, including Radian Group’s pending merger with MGIC Investment Corporation (MGIC) (NYSE: MTG), see Radian Group’s filings with the SEC, which are available on our website at www.radian.biz

Company Information

Radian Asset Assurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President
1 877 337.4925 (within the U.S.)	Director of Marketing, Public Finance
1 212 983.3100	1 212 984.9222
www.radian.biz	john.deluca@radian.biz

2	Quarterly Operating Supplement for the Period Ended June 30, 2007 / Introductory Note / Company Profile / Company Information

Radian Asset Assurance Inc.

Consolidated GAAP Income Statements* ($ Thousands)

(Unaudited)

	Quarter ended		Six months ended
	June 30 2007	June 30 2006	June 30 2007	June 30 2006
Revenues
Net premiums written - insurance	$43,941	$66,545	$85,394	$105,617
Net premiums written - derivatives	5,604	14,987	18,930	29,431

Total net premiums written	$49,545	$81,532	$104,324	$135,048

Net premiums earned - insurance	$31,967	$31,563	$65,522	$64,750
Net premiums earned - derivatives	15,784	17,530	34,723	34,258

Total net premiums earned	47,751	49,093	100,245	99,008

Net investment income	25,571	22,557	50,357	44,337
Gain on sale of investments	5,700	1,722	8,400	1,469
Change in fair value of derivative instruments	(32,620)	(21,289)	(7,480)	(12,780)

Total revenues	46,402	52,083	151,522	132,034

Expenses
Losses and loss adjustment expenses	(7)	6,937	(3,959)	14,119
Policy acquisition costs	11,450	10,948	23,079	24,920
Other operating expenses	12,772	15,174	26,866	30,019
Other expense	4,126	4,006	8,393	7,458

Total expenses	28,341	37,065	54,379	76,516

Income before income taxes	18,061	15,018	97,143	55,518
Income tax expense	4,138	226	26,111	10,162

Net income	$13,923	$14,792	$71,032	$45,356

Financial Ratios
Loss and LAE Ratio	0.0%	14.1%	–3.9%	14.3%
Underwriting Expense Ratio	50.7%	53.2%	49.8%	55.5%

Combined Ratio	50.7%	67.3%	45.9%	69.8%

*	See Consolidated Explanatory Notes on page 16.

3	Quarterly Operating Supplement for the Period Ended June 30, 2007 / Consolidated GAAP Income Statements

Radian Asset Assurance Inc.

Consolidated GAAP Balance Sheets* ($ Thousands)**

(Unaudited)

	June 30 2007	December 31 2006
Assets
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $2,072,937 and $2,111,479)	$2,083,988	$2,171,578
Hybrid securities, at fair value (amortized cost $139,895)	155,186	—
Trading securities, at fair value (cost $97 and $17,459)	351	28,340
Common stock, at fair value (cost $931 and $931)	1,152	1,152
Short-term investments	76,883	93,042

Total Investments	2,317,560	2,294,112

Cash and cash equivalents	11,005	2,371
Accrued interest and dividends receivable	28,040	27,860
Premiums and other receivables	21,550	25,760
Deferred policy acquisition costs	161,831	153,094
Prepaid reinsurance premiums	1,850	1,184
Reinsurance recoverable on unpaid losses	169	2,259
Prepaid federal income taxes	14,995	14,995
Federal income tax recoverable	6,591	409
Credit derivatives	80,509	118,721
Other assets	9,014	7,752

Total Assets	$2,653,114	$2,648,517

Liabilities and Shareholder’s Equity
Liabilities
Losses and loss adjustment expenses	$157,753	$173,990
Reinsurance payable on paid losses and loss adjustment expenses	1,429	1,853
Deferred premium revenue	680,398	659,877
Deferred federal income taxes	93,878	109,849
Payable to affiliates	4,314	5,141
Credit derivatives	39,949	59,143
Accrued expenses and other liabilities	24,781	32,388

Total Liabilities	1,002,502	1,042,241

Shareholder’s Equity
Common stock — $150 par value
Authorized, issued and outstanding — 100,000 shares	15,000	15,000
Additional paid-in capital	603,116	600,654
Retained earnings	1,019,293	944,996
Accumulated other comprehensive income	13,203	45,626

Total Shareholder’s Equity	1,650,612	1,606,276

Total Liabilities and Shareholder’s Equity	$2,653,114	$2,648,517

*	See Consolidated Explanatory Notes on page 16.
**	Except share amounts.

4	Quarterly Operating Supplement for the Period Ended June 30, 2007 / Consolidated GAAP Balance Sheets

Radian Asset Assurance Inc.

Consolidated Gross Premiums Written by Product* ($ Thousands)

	Quarter ended			Six months ended
	June 30 2007	June 30 2006	Percent Change	June 30 2007	June 30 2006	Percent Change
Public Finance Direct	$18,128	$24,807	–26.9%	$30,908	$38,245	–19.2%
Structured Finance Direct	3,016	6,629	–54.5%	8,263	10,570	–21.8%
Public Finance Reinsurance	17,496	28,712	–39.1%	35,650	46,695	–23.7%
Structured Finance Reinsurance	5,693	5,405	5.3%	11,605	8,410	38.0%
Trade Credit Reinsurance	692	1,247	–44.5%	670	4,018	–83.3%
Derivatives	5,530	14,832	–62.7%	18,976	29,424	–35.5%

	$50,555	$81,632	–38.1%	$106,072	$137,362	–22.8%

Consolidated Net Premiums Earned by Product* ($ Thousands)

	Quarter ended			Six months ended
	June 30 2007	June 30 2006	Percent Change	June 30 2007	June 30 2006	Percent Change
Public Finance Direct	$9,961	$7,401	34.6%	$21,546	$15,154	42.2%
Structured Finance Direct	4,389	5,374	–18.3%	9,080	10,286	–11.7%
Public Finance Reinsurance	11,692	7,865	48.7%	22,792	16,158	41.1%
Structured Finance Reinsurance	5,742	5,594	2.6%	11,936	10,188	17.2%
Trade Credit Reinsurance	183	5,329	–96.6%	168	12,964	–98.7%
Derivatives	15,784	17,530	–10.0%	34,723	34,258	1.4%

	$47,751	$49,093	–2.7%	$100,245	$99,008	1.2%

Consolidated Net Unearned Premium Amortization and Estimated Future Installment Premiums**

As of June 30, 2007

($ Millions)

	Ending Net Unearned Premiums	Unearned Premium Amortization	Future Installments	Total Premium Earnings
2007	$646.3	$51.3	$23.8	$75.1
2008	584.5	61.8	70.8	132.6
2009	530.8	53.7	63.7	117.4
2010	482.9	47.9	49.5	97.4
2011	438.3	44.6	46.2	90.8

2007 – 2011	438.3	259.3	254.0	513.3
2012 – 2016	254.7	183.6	121.6	305.2
2017 – 2021	128.0	126.7	38.0	164.7
2022 – 2026	50.2	77.8	26.5	104.3
After 2026	—	50.2	40.7	90.9

Total	—	$697.6	$480.8	$1,178.4

*	See Consolidated Explanatory Notes on page 16.
**	This table depicts the expected amortization of the unearned premium, net of prepaid reinsurance premiums, including credit derivatives, for the existing financial guaranty portfolio, assuming no advance refundings as of June 30, 2007. Expected maturities will differ from contractual maturities because borrowers have the right to call or repay financial guaranty obligations. Unearned premium amounts are net of prepaid reinsurance.

5	Quarterly Operating Supplement for the Period Ended June 30, 2007 / Consolidated: Gross Premiums Written / Net Premiums Earned / Net Unearned Premium

Radian Asset Assurance Inc.

Consolidated Selected Loss Information*

($ Thousands)

Components of Claims Paid and Incurred Losses and Loss Adjustment Expenses

	Quarter ended		Six months ended
	June 30 2007	June 30 2006	June 30 2007	June 30 2006
Claims Paid
Trade Credit	$1,991	$4,089	$4,593	$7,816
Financial Guaranty	384	6,706	1	6,497
Conseco Finance Corp	3,010	4,428	6,119	8,745

Total	$5,385	$15,223	$10,713	$23,058

Incurred Losses and Loss Adjustment Expenses
Trade Credit	$(2,297)	$2,898	$(3,573)	$6,493
Financial Guaranty	2,290	4,039	(386)	8,908
Conseco Finance Corp	—	—	—	(1,282)

Total	$(7)	$6,937	$(3,959)	$14,119

Net payments under derivative contracts	$—	$(1,226)	$—	$65,413

Components of Losses and Loss Adjustment Expense Reserves

	June 30 2007	December 31 2006
Financial Guaranty
Case	$36,131	$42,459
Allocated non-specific	27,706	26,185
Unallocated non-specific	59,708	60,431

	123,545	129,075

Trade Credit and Other
Case	17,041	20,770
IBNR	17,167	24,145

	34,208	44,915

Total	$157,753	$173,990

*	See Consolidated Explanatory Notes on page 16.

6	Quarterly Operating Supplement for the Period Ended June 30, 2007 / Consolidated Selected Loss Information

Radian Asset Assurance Inc.

Consolidated Selected Derivative Information*

($ Millions)

Balance Sheet Information

	June 30 2007	December 31 2006
Notional value - insured portfolio	$47,106.4	$43,728.0

Gross unrealized gains	$80.5	$118.7
Gross unrealized losses	20.9	24.3

Net gains	$59.6	$94.4

Income Statement Information

	Quarter ended		Six months ended
	June 30 2007	June 30 2006	June 30 2007	June 30 2006
Net (losses) gains on trading securities	$—	$(1.7)	$(0.1)	$2.0
Net losses recorded on derivatives	(32.6)	(19.6)	(7.4)	(14.8)

Change in fair value of derivative instruments	$(32.6)	$(21.3)	$(7.5)	$(12.8)

Net Gains and (Losses)

	June 30 2007	December 31 2006
Balance at January 1	$94.4	$23.4

Net (losses) gains recorded	(7.4)	7.4
Settlements of derivatives contracts:
Early termination receipts	(27.4)	—
Defaults
Recoveries	—	(4.5)
Payments	—	68.1

Balance at end of period	$59.6	$94.4

*	See Consolidated Explanatory Notes on page 16.

7	Quarterly Operating Supplement for the Period Ended June 30, 2007 / Selected Consolidated Derivative Information

Radian Asset Assurance Inc.

Consolidated Investment Portfolio Highlights*

($ Millions)

Asset Quality**	Book Value (06/30/2007)	Percent of Book Value	Book Value (12/31/2006)	Percent of Book Value
AAA	$1,535.8	66.3%	$1,573.2	68.5%
AA	394.6	17.0%	404.4	17.6%
A	208.9	9.0%	172.6	7.5%
BBB	170.1	7.3%	132.4	5.8%
BIG	1.6	0.1%	3.5	0.2%
NR	5.1	0.2%	5.8	0.3%
Other	1.5	0.1%	2.2	0.1%

Total	$2,317.6	100.0%	$2,294.1	100.0%

Asset Class	Book Value (06/30/2007)	Percent of Book Value	Book Value (12/31/2006)	Percent of Book Value
Municipal Bonds	$1,748.0	75.5%	$1,703.6	74.2%
Taxable Bonds	336.0	14.5%	344.2	15.0%
Convertible Bonds	126.2	5.4%	116.5	5.1%
Short-Term	76.9	3.3%	93.0	4.1%
Other	30.5	1.3%	36.8	1.6%

Total	$2,317.6	100.0%	$2,294.1	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Average duration of 6.2 years and 5.6 years at 06/30/2007 and 12/31/2006, respectively.

8	Quarterly Operating Supplement for the Period Ended June 30, 2007 / Consolidated Investment Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights* ($ Millions)

Consolidated Gross Par Originated

	Quarter ended
	June 30, 2007			June 30, 2006
	Direct	Assumed**	Total	Direct	Assumed**	Total
Public Finance	$947	$1,575	$2,522	$859	$844	$1,703
Structured Finance	503	281	784	6,514	498	7,012

Total	$1,450	$1,856	$3,306	$7,373	$1,342	$8,715

	Six months ended
	June 30, 2007			June 30, 2006
	Direct	Assumed**	Total	Direct	Assumed**	Total
Public Finance	$1,468	$4,201	$5,669	$1,330	$2,887	$4,217
Structured Finance	11,326	699	12,025	11,911	812	12,723

Total	$12,794	$4,900	$17,694	$13,241	$3,699	$16,940

Sector Breakout

	Net Par Outstanding (06/30/2007)	Percent of total Net Par	Net Par Outstanding (12/31/2006)	Percent of total Net Par
Public Finance
General Obligations	$18,253	16.5%	$16,760	16.1%
Healthcare	10,436	9.4%	10,198	9.8%
Utilities	6,250	5.7%	6,269	6.0%
Transportation	6,067	5.5%	5,426	5.2%
Tax Backed	5,552	5.0%	5,269	5.1%
Education	4,205	3.8%	4,095	3.9%
Investor-Owned Utilities	2,787	2.5%	2,355	2.3%
Long Term Care	1,578	1.4%	1,464	1.4%
Housing	725	0.7%	793	0.8%
Other Public Finance	1,342	1.2%	1,184	1.1%

Subtotal Public Finance	$57,195	51.7%	$53,813	51.7%

Structured Finance
Collateralized Debt Obligations	$47,022	42.6%	$43,989	42.3%
Asset Backed – Consumer	1,322	1.2%	1,310	1.3%
Asset Backed – Commercial and Other	1,220	1.1%	1,109	1.1%
Asset Backed – Mortgage and MBS	1,110	1.0%	1,023	1.0%
Other Structured Finance	2,668	2.4%	2,722	2.6%
Subtotal Structured Finance	53,342	48.3%	50,153	48.3%

Total	$110,537	100.0%	$103,966	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Reflects one quarter lag

9	Quarterly Operating Supplement for the Period Ended June 30, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Rating Distribution**

Rating**	Net Par Outstanding (06/30/2007)	Percent of total Net Par	Net Par Outstanding (12/31/2006)	Percent of total Net Par
Public Finance
AAA	$1,650	1.5%	$1,371	1.3%
AA	17,172	15.5%	16,436	15.8%
A	19,785	17.9%	18,715	18.0%
BBB	17,042	15.4%	15,808	15.2%
Below Investment Grade	1,495	1.4%	1,293	1.2%
Not Rated	51	0.0%	190	0.2%

Subtotal Public Finance	$57,195	51.7%	$53,813	51.7%

Structured Finance
AAA	$47,028	42.6%	$41,800	40.2%
AA	1,650	1.5%	2,976	2.9%
A	1,521	1.4%	1,481	1.5%
BBB	2,344	2.1%	2,511	2.4%
Below Investment Grade	110	0.1%	119	0.1%
Not Rated	689	0.6%	1,266	1.2%

Subtotal Structured Finance	$53,342	48.3%	$50,153	48.3%

Total
AAA	$48,678	44.1%	$43,171	41.5%
AA	18,822	17.0%	19,412	18.7%
A	21,306	19.3%	20,196	19.5%
BBB	19,386	17.5%	18,319	17.6%
Below Investment Grade	1,605	1.5%	1,412	1.3%
Not Rated	740	0.6%	1,456	1.4%

Total	$110,537	100.0%	$103,966	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

10	Quarterly Operating Supplement for the Period Ended June 30, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Geographic Diversification

	Net Par Outstanding (06/30/2007)	Percent of total Net Par	Net Par Outstanding (12/31/2006)	Percent of total Net Par
Domestic public finance
California	$6,710	6.1%	$6,185	5.9%
New York	5,520	5.0%	5,051	4.9%
Texas	4,327	3.9%	4,158	4.0%
Florida	3,266	2.9%	3,245	3.1%
Pennsylvania	3,156	2.8%	2,892	2.8%
Illinois	2,875	2.6%	2,881	2.8%
New Jersey	2,335	2.1%	2,250	2.2%
Massachusetts	2,280	2.1%	2,238	2.2%
Washington	1,868	1.7%	1,775	1.7%
Colorado	1,580	1.4%	1,409	1.3%
Top ten states – domestic public finance subtotal	33,917	30.6%	32,084	30.9%
Total of other states – domestic public finance	19,303	17.5%	18,685	17.9%
Total domestic public finance	53,220	48.1%	50,769	48.8%
Domestic structured finance	37,333	33.8%	37,205	35.8%
International public and structured finance	19,984	18.1%	15,992	15.4%

Total	$110,537	100.0%	$103,966	100.0%

*	See Consolidated Explanatory Notes on page 16.

11	Quarterly Operating Supplement for the Period Ended June 30, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights* ($ Millions)

25 Largest Public Finance Exposures

Obligor	Net Par Outstanding (06/30/2007)	Percent of total Net Par	Rating**
New York, NY – G.O.	$784	0.7%	AA
California – G.O.	609	0.6%	A+
Port Authority of New York & New Jersey	540	0.5%	AA–
Chicago, IL – G.O.	455	0.4%	AA
Washington – G.O.	453	0.4%	AA+
Massachusetts – G.O.	421	0.4%	AA
Los Angeles Unified School District, CA	416	0.4%	AA–
Metropolitan Transportation Authority, NY	346	0.3%	A
New Jersey Transportation Trust Fund Authority	342	0.3%	AA-
Puerto Rico – G.O.	332	0.3%	BBB-
New Jersey Economic Development Authority School Facilities	309	0.3%	AA-
Long Island Power Authority, NY	296	0.3%	A-
Illinois Toll Highway Authority	289	0.3%	AA-
New York City Municipal Water Finance, NY	275	0.3%	AA+
Jefferson County, AL – Sewer Revenue	274	0.2%	A
Reliance Rail Corp.	271	0.2%	A-
Massachusetts School Building Authority	257	0.2%	AA
San Francisco International Airport, CA	252	0.2%	A+
Illinois – G.O.	249	0.2%	AA
New Jersey Turnpike Authority	248	0.2%	A
Houston Airport System, TX	239	0.2%	A+
Massachusetts Water Resources Authority	238	0.2%	AA
California Economic Recovery Bonds	235	0.2%	AA-
Denver Colorado Airport System	211	0.2%	A+
Dallas Fort Worth International Airport, TX	205	0.2%	A+

Total	$8,546	7.7%

Largest Structured Finance Exposures

Radian’s largest Structured Finance exposures consist of the following:

•	Seven $600 million transactions representing Static Synthetic Investment Grade Corporate CDOs rated AAA.

•	One $599 million transaction representing a Static Synthetic Investment Grade Commercial Mortgage Backed Securities CDO rated AAA.

•	One $563 million transaction representing a Static Synthetic Investment Grade Corporate CDO rated AAA.

•	One $515 million transaction representing a Managed Cashflow Investment Grade Asset-Backed CDO rated AAA.

•	Twenty eight transactions ($450 million each) representing Static Synthetic Investment Grade Corporate CDOs rated AAA.

•	One $450 million transaction representing a Second-to-Pay CDO rated AAA.

•	One $450 million transaction representing a Static Synthetic Investment Grade Commercial Mortgage Backed Securities CDO rated AAA.

These 40 transactions combine to total $19.4 billion, or 17.5% of Radian’s Net Par Outstanding as of June 30, 2007.

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

12	Quarterly Operating Supplement for the Period Ended June 30, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Below Investment Grade Exposure by Sector

Sector	Net Par Outstanding (06/30/2007)	Percent of total Net Par
Public Finance
General Obligations	$990	0.9%
Utilities	124	0.1%
Tax Backed	103	0.1%
Education	89	0.1%
Healthcare	67	0.1%
Long Term Care	56	0.1%
Housing	22	0.0%
Transportation	4	0.0%
Other Public Finance	41	0.0%

Subtotal Public Finance	1,496	1.4%

Structured Finance
Asset Backed – Consumer	73	0.1%
Asset Backed – Commercial and Other	28	0.0%
Collateralized Debt Obligations	8	0.0%
Subtotal Structured Finance	109	0.1%

Total	$1,605	1.5%

10 Largest Health Care Exposures

Obligor	Net Par Outstanding (06/30/2007)	Percent of total Net Par	Rating**
Bon Secours Health System Inc	$132	0.1%	A-
MedStar Health	119	0.1%	A-
Kaiser Permanente	109	0.1%	A+
Consort Healthcare Limited	107	0.1%	BBB-
Methodist Hospital	105	0.1%	AA
Adventist Health System	101	0.1%	A+
Mountain States Health Alliance	98	0.1%	BBB+
Group Health Cooperative	98	0.1%	A-
Ascension Health	98	0.1%	AA+
Catholic Healthcare West	96	0.1%	A+

Total	$1,063	1.0%

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

13	Quarterly Operating Supplement for the Period Ended June 30, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Net Debt Service Amortization

	Scheduled Net Debt Service Amortization as of 06/30/2007	Ending Net Debt Service Outstanding
2007	$4,501	$147,850
2008	6,274	141,576
2009	7,454	134,122
2010	7,423	126,699
2011	6,727	119,972
2012-2016	50,978	68,994
2017-2021	26,800	42,194
2022-2026	16,442	25,752
After 2026	25,752	—

Total	$152,351

*	See Consolidated Explanatory Notes on page 16.

14	Quarterly Operating Supplement for the Period Ended June 30, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated CDO Exposure* ($ Millions)

Total CDO Exposure

	Net Par Outstanding (06/30/2007)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2006)	Percent of Total CDO Net Par
Direct	$45,199	96.1%	$42,110	95.7%
Assumed	1,823	3.9%	1,879	4.3%

Total	$47,022	100.0%	$43,989	100.0%

Total CDO Portfolio Rating Distribution**

	Net Par Outstanding (06/30/2007)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2006)	Percent of Total CDO Net Par
AAA	$45,481	96.7%	$40,448	92.0%
AA	1,183	2.5%	2,357	5.4%
A	228	0.5%	505	1.1%
BBB	122	0.3%	271	0.6%
Below Investment Grade	8	0.0%	8	0.0%
Not Rated	—	0.0%	400	0.9%

Total	$47,022	100.0%	$43,989	100.0%

Direct CDO Underlying Asset Types

	Direct CDO Net Par Outstanding (06/30/2007)	Percent of Direct CDO Net Par	Direct CDO Net Par Outstanding (12/31/2006)	Percent of Direct CDO Net Par
Corporates	$38,834	85.9%	$36,319	86.2%
Other	6,365	14.1%	5,791	13.8%

Total	$45,199	100.0%	$42,110	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

15	Quarterly Operating Supplement for the Period Ended June 30, 2007 / Consolidated CDO Exposure

Radian Asset Assurance Inc.

Consolidated Explanatory Notes

1. The accompanying unaudited GAAP financial information includes the accounts of Radian, Radian Asset Assurance Limited, (RAAL) Radian Financial Products Limited, Van-American Insurance Agency, Inc. and Asset Recovery Solutions Group Inc.

These unaudited consolidated financial statements do not include all of the information and disclosures required by generally accepted accounting principles. These financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto, including the Report of Independent Registered Public Accounting Firm for Radian for the year ended December 31, 2006.

2. Prior year amounts have been restated to conform to current year presentation.

3. For the quarters ended June 30, 2007 and June 30, 2006, the change in fair value of derivatives were $(32.6) million and $(21.3) million respectively. Both the 2007 and 2006 periods had substantial losses primarily resulting from the widening of credit spreads. On a year to date basis, the change in fair value of derivatives were $(7.5) and $(12.8) for 2007 and 2006, respectively. The 2006 year to date results include $(17.2) million from a credit that settled in March 2006.

4. The current quarter’s decrease in losses and loss adjustment expenses is primarily the result of trade credit reserve releases. The year to date decrease includes both trade credit reserve releases and a decrease in structured finance reserves.

5. On February 6, 2007, Radian Group and MGIC entered into an Agreement and Plan of Merger pursuant to which Radian Group agreed, subject to the terms and conditions of the merger agreement, to merge with and into MGIC. The merger has been approved by each company’s board of directors and shareholders, and completion of the merger remains subject to the approval of the New York and Texas insurance departments. On August 7, 2007, MGIC publicly announced that it had advised the New York Insurance Department that it was MGIC management’s preliminary assessment that MGIC is not obligated to complete the merger in light of the Credit-Based Asset Servicing and Securitization LLC (C-BASS) impairment (described below). MGIC also announced it was reviewing “other developments” that, in its opinion, may affect its obligation to close. Radian Group responded publicly that it does not believe the impairment affects MGIC’s obligation to go forward with the merger agreement, it is not aware of any developments that would impact MGIC’s obligation to close the merger and it believes it has fully complied with all of its obligations under the merger agreement. Upon completion of the merger, certain of our reinsurance customers will have the right to recapture reinsurance business previously assumed by Radian as a result of the merger.

On July 31, 2007, Fitch placed the AA insurer financial strength ratings of Radian on Ratings Watch Negative. Additionally, all obligations insured by Radian and RAAL have been placed on Ratings Watch Negative. Fitch attributed this rating action to the significant impairment of Radian Group’s investment in C-BASS and Fitch’s assessment of Radian Group’s financial position as a result of the situation with C-BASS. Fitch stated that the resolution of the Ratings Watch status for Radian and RAAL will depend in large part on the financial condition and capital strength of such entities combined with Fitch’s view of the long-term commitment to the financial guaranty business by the management group of the combined company upon completion of the merger. On July 31, 2007 and again on August 7, 2007, S&P affirmed the AA ratings of Radian and RAAL. On August 1, 2007, Moody’s affirmed the Aa3 insurance financial strength ratings of Radian and RAAL. S&P has previously indicated that Radian’s AA financial strength rating “would not be affected by successful integration,” although no assurances can be given with respect to future ratings actions, the success of the merger or the financial impact of any recapture of business, if any, as a result of the merger. S&P and Moody’s have indicated that they will revisit the conditions for Radian and RAAL to maintain their ratings should the merger not occur.

16	Quarterly Operating Supplement for the Period Ended June 30, 2007 / Consolidated Explanatory Notes

Safe Harbor Statement

All statements made herein that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements, as well as our prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing demand or mortgage originations, changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates or consumer confidence, or changes in credit spreads; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by our insurance; the loss of a customer with whom we have a concentration of our insurance in force or the influence of large customers; increased severity or frequency of losses associated with certain of our products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of our mortgage insurance policies; downgrades of, or other ratings actions with respect to, our credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to our operating subsidiaries; heightened competition from other insurance providers and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of federal or state consumer lending, insurance and other applicable laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted including legislative and regulatory changes affecting demand for private mortgage insurance or financial guaranty insurance; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; changes in claims against mortgage insurance products resulting from the aging of our mortgage insurance policies; vulnerability to the performance of our strategic investments; changes in the availability of affordable or adequate reinsurance for our non-prime risk; legal and other limitations on the amount of dividends that Radian Group Inc. may receive from its insurance subsidiaries; international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities; and risks and uncertainties associated with our pending merger with MGIC Investment Corporation (“MGIC”), including, without limitation: the ability to complete the transaction on the proposed terms and schedule; the risk that the two companies and their businesses will not be integrated successfully; customer attrition and disruption from the transaction making it more difficult to maintain relationships with customers, employees or other business relationships; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that potential sales of assets in connection with the merger may negatively impact the financial performance of the combined company; the risk that certain of our reinsurance customers will have the right to recapture reinsurance business previously assumed by us; any ratings action with respect to Radian Group’s credit ratings or the insurance financial strength ratings assigned by the major ratings agencies to any of Radian Group’s rated insurance subsidiaries in the event the merger is not completed; and the possibility that the merger may not be completed, whether due to the failure to receive regulatory approvals or otherwise, which may have an adverse effect on our customers, employees and other business relationships, and may have a materially adverse impact on our financial results and prospects. For more information regarding these risks and uncertainties as well as certain additional risks faced by us, please refer to the risk factors detailed in Item 1A of Part I of Radian Group Inc.’s annual report on Form 10-K for the year ended December 31, 2006 and in Radian Group’s joint proxy statement/prospectus for its 2007 annual meeting. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date on which this information was publicly released. We do not intend to, and disclaim any duty or obligation to, update or revise any forward-looking statements made in this document to reflect new information, future events or for any other reason.

17	Quarterly Operating Supplement for the Period Ended June 30, 2007 / Safe Harbor Statement